                                                                  EXHIBIT 10.22


                                          Dated as of June 30, 1995

Phoenix Technologies Ltd.
Phoenix Technologies, K.K.
Phoenix Technologies (Taiwan) Ltd.
2770 De La Cruz Boulevard
Santa Clara, California  95050-2624
Attention: Robert J. Riopel
           Chief Financial Officer

   Re: Commitment Letter dated as of November 25, 1991 by Silicon Valley Bank to
       Phoenix Technologies Ltd., as previously amended as of April 15, 1993, June 28, 1993 and December 30, 1993 and as modified as of January 25, 1995 and March 9, 1995 and as further amended as of June 8, 1995

Gentlemen:

   Silicon Valley Bank (the "Bank") is pleased to inform you that it has, at your request, approved the change of the facility under the captioned Commitment Letter (with attached schedules, collectively the "Commitment Letter") from an accounts receivable formula line of credit to an unsecured line of credit. Unless otherwise defined herein, capitalized terms used herein shall have the same respective meanings as set forth in the Commitment Letter.

   The purpose of this letter is to evidence your agreement that, effective on the Effective Date (as defined below), and notwithstanding anything to the contrary in the Loan Documents, the Loan Documents are amended in the respects set forth on Annex I hereto (which is incorporated in this letter amendment by reference).

   This letter amendment shall become effective as of June 30, 1995 (the "Effective Date"), provided that the Bank shall have received the following on or before September 15, 1995:

   (i)  two copies of this letter, duly executed by each of you; and

   (ii) evidence of the approval by your respective Boards of Directors of this letter amendment.

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                                      -2-

   By your signatures below, each of you is hereby representing that your representations set forth in the Loan Documents are true and correct as of the date hereof as if made on and as of the date hereof. In addition, each of you agrees that, as of this date, you have no defenses against your obligations to pay any amounts under the Loan Documents to which you are a party.

   Upon the effectiveness hereof, each reference in each Loan Document to the Commitment Letter, the Note or the other Loan Documents, "thereunder", "thereof", "therein", or words of like import referring to any of the Loan Documents, shall mean and be a reference to such Loan Document as amended hereby. Except as specifically set forth above, each of the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. The amendments set forth above (a) do not constitute a waiver or modification of any term, condition or covenant of the Commitment Letter or any other Loan Document, other than as expressly set forth herein, and (b) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Commitment Letter, as modified hereby, or the other Loan Documents, as modified hereby.

   Without limiting the generality of the foregoing, by its signature below, Phoenix Technologies (Taiwan) Ltd. hereby consents, as the Guarantor under the Subsidiary Guarantee dated as of November 25, 1991, as amended as of January 27, 1995 (as so amended, the "Subsidiary Guaranty") in favor of the Bank, to this letter amendment and hereby confirms and agrees that, except as specifically set forth above, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed.

   Without limiting the generality of the foregoing, by its signature below, Phoenix Technologies Ltd. hereby consents, in its capacity as the Guarantor under the Parent Guarantee dated as of June 28, 1993 (the "Parent Guaranty") in favor of the Bank, to this letter amendment and hereby confirms and agrees that, except as specifically set forth above, the Parent Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed.

   You jointly and severally agree to pay on demand all reasonable costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.

   As promptly as practicable after the effectiveness hereof, the Bank will cause to be executed and filed termination statements on Form UCC-3 (or other appropriate forms) evidencing the release of the Security Interests (as defined in the Security Agreement and in the Security Agreement dated June 28, 1993 and amended as of January 27, 1995, between the Subsidiary Guarantor and the Bank).

   This letter amendment may be signed in one or more counterparts each of which taken together shall constitute one and the same instrument.

   THIS LETTER AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

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                                      -3-

   If you are in agreement with the foregoing, please sign and return the enclosed copy of this letter amendment no later than September 15, 1995.

                                   Sincerely,
                                   SILICON VALLEY BANK

                                   By:  /s/ Jim Bain
                                        -----------------------
                                   Name:  Jim Bain
                                   Title: Vice President

Each of the undersigned has reviewed
and accepts and agrees to the terms
of the foregoing (including the
attached Annex I) this 12th day
of September, 1995:

PHOENIX TECHNOLOGIES LTD., as
  Borrower under the Commitment Letter
  and the Note and as Guarantor under
  the Parent Guaranty

By: /s/ Robert J. Riopel
   ----------------------------
   Name:  Robert J. Riopel
   Title:  Vice President, Finance
   Chief Financial Officer & Treasurer

PHOENIX TECHNOLOGIES, K.K., as
  Borrower under the Yen Loan Agreement

By: /s/ Robert J. Riopel
   -----------------------------
   Name:  Robert J. Riopel
   Title:  Director

PHOENIX TECHNOLOGIES (TAIWAN) LTD.,
  as Guarantor under the Subsidiary Guaranty

By: /s/ Robert J. Riopel
   ------------------------------
   Name:  Robert J. Riopel
   Title:  CEO and CFO

                           ANNEX I TO LETTER AMENDMENT

   1. The Commitment Letter is, effective as of the Effective Date, hereby amended as follows:

   (a) Numbered paragraph 7 of the Commitment Letter is hereby amended in full to read as follows:

           7. The sum (the "AGGREGATE EXTENSIONS OF CREDIT") of (a) the aggregate principal amount of all advances to the Borrower outstanding on any Determination Date (as defined on Schedule III attached hereto) under this line of credit, (b) one hundred twenty percent (120%) of the Dollar Equivalent on such Determination Date of the outstanding principal amount of the loan (the "YEN LOAN") evidenced by the Term Loan Agreement dated as of June 28, 1993 between Phoenix Technologies, K.K., a Japanese corporation ("Phoenix Japan"), and the Bank, as the same may be amended, amended and restated, modified or supplemented from time to time (the "YEN LOAN AGREEMENT") and (c) Letter of Credit Usage (as defined on Schedule III attached hereto) on such Determination Date, shall not exceed the Commitment. If the Aggregate Extensions of Credit exceed the Commitment on any Determination Date, the Borrower shall, on the next Business Day,

          FIRST, prepay such principal amount of the advances to the Borrower hereunder (together with accrued interest thereon) as shall be equal tosuch excess amount;

          NEXT, if giving effect to the prepayment of all outstanding advances to the Borrower hereunder Aggregate Extensions of Credit still exceed the Commitment, the Borrower shall cause to have Phoenix Japan prepay that portion of the principal amount of the Yen Loan (together with accrued interest and other amounts payable in connection with such prepayment pursuant to Section 5.7(b) of the Yen Loan Agreement) as is equal to the amount by which Aggregate Extensions of Credit exceed the Commitment; and

          FINALLY, if giving effect to the prepayments provided for above, Aggregate Extensions of Credit still exceed the Commitment, the borrower shall pledge to the Bank an amount in cash equal to the amount by which the amount available to be drawn under letters of credit issued for the account of the Borrower pursuant to paragraph 8 hereof exceeds the Commitment, which pledge shall be evidenced by a cash collateral pledge agreement duly executed by the Borrower in form and substance satisfactory to the Bank.

   (b) Numbered paragraph 18 of the Commitment Letter is hereby amended in full to read as follows:

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                                      -2-

      18. THIS COMMITMENT LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

   (c) Schedule II to the Commitment Letter is hereby amended by deleting Paragraph 4(e) thereof and inserting the following in its place:

      (e)  [Intentionally deleted.]

   (d) Paragraph 26 of Schedule II to the Commitment Letter is hereby amended in its entirety to read as follows:

      26. ACCOUNTS AT THE BANK. The Borrower shall maintain its primary operating accounts at the offices of the Bank, for so long as the Borrower is reasonably satisfied with the level and quality of the Bank's services with respect to such accounts. The Borrower expects that such primary operating accounts (other than the payroll account) will be established no later than September 30, 1995, it being understood that the payroll account is subject to coordination with ADP.

   (e) Schedule III to the Commitment Letter is hereby amended by amending the definition of "Loan Documents" to read as follows:

      "LOAN DOCUMENTS" means, collectively, the Commitment Letter, the Note, the Yen Loan Agreement (as each of such terms is defined in the Commitment Letter), the Guaranty dated as of June 28, 1993 by the Borrower to the Bank in respect of the Yen Loan, the Guaranty dated as of June 28, 1993 and amended as of January 27, 1995 by the Subsidiary Guarantor to the Bank, and all other agreements and instruments that are from time to time executed in connection with this Commitment Letter or the Yen Loan, as the same may be amended, amended and restated, modified or supplemented from time to time.

   (f) Schedule III to the Commitment Letter is hereby further amended by deleting the definition of "Eligible Accounts Receivable".

   (g) Schedule III to the Commitment Letter is hereby further amended by deleting paragraph (i) from the definition of "Event of Default".

   2. Effective as of the Effective Date, the Parent Guaranty is hereby amended as follows:

      (a) The following new text is hereby added to the end of Paragraph 4 of the Parent Guaranty:

   The Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against the

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                                      -3-

   Borrower. The Guarantor acknowledges that, to the extent the Guarantor has or may have certain rights of subrogation or reimbursement against the Borrower, those rights may be impaired or destroyed if the Bank elects to proceed against any real property security of the Borrower by non-judicial foreclosure. That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by the Guarantor against its obligations under this Guarantee.
   The Guarantor waives that defense and any others arising from the Bank's election to pursue non-judicial foreclosure. Without limiting the generality of the foregoing, the Guarantor waives any and all benefits and defenses under California Code of Civil Procedure sections 580a, 580b, 580d and 726, to the extent they are applicable.

   (b) The following new text is hereby added to the end of Paragraph 6 of the Parent Guaranty:

   The Guarantor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

   (c) Clause (e) of Paragraph 9 of the Parent Guaranty is hereby amended in full to read as follows:

   (e)   notice of any of the matters referred to in Paragraph 7 above;

   3. Effective as of the Effective Date, the Subsidiary Guaranty is hereby amended as follows:

      (a) The following new text is hereby added to the end of PARAGRAPH 4 of the Subsidiary Guaranty:

      The Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against the Borrower or Phoenix Japan. The Guarantor acknowledges that, to the extent the Guarantor has or may have certain rights of subrogation or reimbursement against the Borrower or Phoenix Japan, those rights may be impaired or destroyed if the Bank elects to proceed against any real property security of the Borrower or Phoenix Japan by non-judicial foreclosure. That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by the Guarantor against its obligations under this Guarantee. The Guarantor waives that defense and any others arising from the Bank's election to pursue non-judicial foreclosure. Without limiting the generality of the foregoing, the Guarantor waives any and all benefits and defenses under California Code of Civil Procedure sections 580a, 580b, 580d and 726, to the extent they are applicable.

      (b) The following new text is hereby added to the end of Paragraph 6 of the Subsidiary Guaranty:

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                                      -4-

      The Guarantor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

   4. Effective as of the Effective Date, the Security Agreement is hereby terminated and deemed to be of no further force and effect, and the security interest of the Bank thereunder is hereby released.

   5. Effective as of the Effective Date, the Security Agreement dated June 28, 1993 and amended as of January 27, 1995 between the Subsidiary Guarantor and the Bank (the "Subsidiary Guarantor Security Agreement") is hereby terminated and deemed to be of no further force and effect, and the security interest of the Bank thereunder is hereby released.

   6. Effective as of the Effective Date, all references in the Loan Documents to the Security Agreement, the Subsidiary Guarantor Security Agreement or other terms relating to the Security Interests are hereby deemed to be deleted.

   7. Effective as of the Effective Date, each of the Loan Documents shall be governed by and construed in accordance with the laws of the State of California.

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